Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Supplement Dated
April 28, 2022

to the

ClearShares OCIO ETF (OCIO)
ClearShares Ultra-Short Maturity ETF (OPER)
ClearShares Piton Intermediate Fixed Income ETF (PIFI)
(collectively, the “Funds”)

Statement of Additional Information
dated September 30, 2021, as supplemented October 1, 2021

Effective May 2, 2022, the standard fixed creation transaction fee and the standard fixed redemption transaction fee for the Funds, regardless of the number of Creation Units created or redeemed in the transaction, is $300.

Please retain this Supplement with your Statement of Additional Information for future reference.